UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

IHEARTMEDIA CAPITAL I, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-158279-36	27-0263715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of Principal executive offices, including Zip Code)

(210) 822-2828

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

9.0% Priority Guarantee Notes due 2022

On September 29, 2014, iHeartCommunications, Inc. (formerly known as Clear Channel Communications, Inc.) (“iHeart”), a subsidiary of iHeartMedia Capital I, LLC (“Holdings”), completed the sale to several initial purchasers represented by Morgan Stanley & Co. LLC and Goldman, Sachs & Co. (the “Initial Purchasers”) of $250.0 million in aggregate principal amount of its 9.0% Priority Guarantee Notes due 2022 (the “New Notes”) at an issue price of 101% of the principal amount of the New Notes plus accrued interest from September 10, 2014, in a private placement. The Initial Purchasers subsequently sold the New Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States pursuant to Regulation S under the Securities Act. The New Notes were issued as additional notes under the indenture, dated as of September 10, 2014 (the “Indenture”), among iHeart, Holdings, the subsidiary guarantors named therein (collectively with Holdings, the “Guarantors”), U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent (the “Trustee”), and Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”), under which iHeart previously issued $750.0 million aggregate principal amount of its 9.0% Priority Guarantee Notes due 2022 (the “Existing Notes”).

iHeart used the net proceeds from the offering to prepay at par $245.9 million aggregate amount of its term loan B facility and $4.1 million aggregate amount of its term loan C—asset sale facility, and to pay accrued and unpaid interest with regard to such loans to, but not including, the date of prepayment.

Supplemental Indenture

The New Notes were issued pursuant to a supplemental indenture to the Indenture, dated as of September 29, 2014, among iHeart, the Guarantors, the Trustee and the Collateral Agent (the “Supplemental Indenture”).

The Existing Notes and New Notes (collectively, the “Notes”) have identical terms and are treated as a single class. The Notes mature on September 15, 2022 and bear interest at a rate of 9.0% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2015. The Notes are iHeart’s senior obligations and are fully and unconditionally guaranteed, jointly and severally, on a senior basis by the Guarantors. The Notes, and the Guarantors’ obligations under the guarantees, are secured by (1) a lien on (a) the capital stock of iHeart and (b) certain property and related assets that do not constitute “principal property” (as defined in the indenture governing certain legacy notes of iHeart), in each case equal in priority to the liens securing the obligations under iHeart’s senior secured credit facilities and existing priority guarantee notes, subject to certain exceptions, and (2) a lien on the accounts receivable and related assets securing iHeart’s receivables based credit facility junior in priority to the lien securing iHeart’s obligations thereunder, subject to certain exceptions.

iHeart may redeem the Notes at its option, in whole or part, at any time prior to September 15, 2017, at a price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date and plus an applicable premium. iHeart may redeem the Notes, in whole or in part, on or after September 15, 2017, at the redemption prices set forth in the Indenture plus accrued and unpaid interest to the redemption date. At any time on or before September 15, 2017, iHeart may elect to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 109.000% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings.

The Indenture contains covenants that limit iHeart’s ability and the ability of its restricted subsidiaries to, among other things: (i) pay dividends, redeem stock or make other distributions or investments; (ii) incur additional debt or issue certain preferred stock; (iii) transfer or sell assets; (iv) engage in certain transactions with affiliates; (v) create restrictions on dividends or other payments by the restricted subsidiaries; and (vi) merge, consolidate or sell substantially all of iHeart’s assets. The Indenture contains covenants that limit Holding’s and iHeart’s ability and the ability of its restricted subsidiaries to, among other things: (i) create liens on assets and (ii) materially impair the value of the security interests taken with respect to the collateral for the benefit of the Collateral Agent and the holders of the Notes. The Indenture also provides for customary events of default.

The foregoing description is qualified in its entirety by reference to the complete text of the Supplemental Indenture filed as Exhibit 4.1 hereto and incorporated herein by reference and to the complete text of the Indenture filed as Exhibit 4.1 to iHeart’s Form 8-K filed on September 10, 2014 and incorporated herein by reference.

Registration Rights Agreement

On September 29, 2014, in connection with the private placement of the New Notes, iHeart, the Guarantors and Morgan Stanley & Co. LLC and Goldman, Sachs & Co., on behalf of the Initial Purchasers, entered into an Exchange and Registration Rights Agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement require iHeart and the Guarantors to (i) use their commercially reasonable efforts to file with the Securities and Exchange Commission within 210 days after the date of the initial issuance of the New Notes, a registration statement with respect to an offer to exchange the New Notes for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the New Notes (except for provisions relating to the transfer restrictions and payment of additional interest); (ii) use their commercially reasonable efforts to consummate such exchange offer within 270 days after the date of the initial issuance of the New Notes; and (iii) in certain circumstances, file a shelf registration statement for the resale of the New Notes. If iHeart and the Guarantors fail to satisfy their registration obligations under the Registration Rights Agreement, then iHeart will be required to pay additional interest to the holders of the New Notes, up to a maximum additional interest rate of 0.50% per annum.

The foregoing is only a summary of the material terms of the Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the Notes, the Indenture and the Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On September 29, 2014, iHeart issued a press release announcing the consummation of the issuance of the New Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of September 29, 2014, among iHeartCommunications, Inc., iHeartMedia Capital I, LLC, as guarantor, certain subsidiary guarantors named therein, U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent and Deutsche Bank Trust Company Americas, as the collateral agent (Incorporated by reference to Exhibit 4.1 to the iHeartCommunications, Inc. Current Report on Form 8-K filed on September 29, 2014).

4.2	Exchange and Registration Rights Agreement, dated as of September 29, 2014, by and among iHeartCommunications, Inc., iHeartMedia Capital I, LLC, as guarantor, certain subsidiary guarantors named therein and Morgan Stanley & Co. LLC and Goldman, Sachs & Co. (Incorporated by reference to Exhibit 4.2 to the iHeartCommunications, Inc. Current Report on Form 8-K filed on September 29, 2014).

99.1	Press Release issued by iHeartCommunications, Inc., dated September 29, 2014 (Incorporated by reference to Exhibit 99.1 to the iHeartCommunications, Inc. Current Report on Form 8-K filed on September 29, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA CAPITAL I, LLC

By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and Assistant Secretary

Date: September 29, 2014

Exhibit Index

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of September 29, 2014, among iHeartCommunications, Inc., iHeartMedia Capital I, LLC, as guarantor, certain subsidiary guarantors named therein, U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent and Deutsche Bank Trust Company Americas, as the collateral agent (Incorporated by reference to Exhibit 4.1 to the iHeartCommunications, Inc. Current Report on Form 8-K filed on September 29, 2014).

4.2	Exchange and Registration Rights Agreement, dated as of September 29, 2014, by and among iHeartCommunications, Inc., iHeartMedia Capital I, LLC, as guarantor, certain subsidiary guarantors named therein and Morgan Stanley & Co. LLC and Goldman, Sachs & Co. (Incorporated by reference to Exhibit 4.2 to the iHeartCommunications, Inc. Current Report on Form 8-K filed on September 29, 2014).

99.1	Press Release issued by iHeartCommunications, Inc., dated September 29, 2014 (Incorporated by reference to Exhibit 99.1 to the iHeartCommunications, Inc. Current Report on Form 8-K filed on September 29, 2014).